IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

MUTUAL FUND SERIES TRUST

Catalyst Small-Cap Insider Buying Fund Class A: CTVAX Class C: CTVCX Class I: CTVIX (the “Fund”)

August 13, 2020

The following information supplements certain information contained in the currently effective Summary Prospectus, Prospectus and Statement of Additional Information for the Fund dated on or before the date of this Supplement.

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Effective October 12, 2020, the Fund's 80% policy regarding its investment in small capitalization companies will change as follows:

Current Policy: "Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in small-cap stocks which are defined as stocks of companies with less than $4 billion in market capitalization."

New Policy: "Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, in small-cap stocks which are defined as stocks of companies with market capitalizations within the range of the Russell 2000 Index at the time of purchase."

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You should read this Supplement in conjunction with the current Prospectus, Summary Prospectus and the Statement of Additional Information for the Fund, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.